UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2020
KAR Auction Services, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-34568	20-8744739
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11299 N. Illinois Street
Carmel, Indiana 46032
(Address of principal executive offices)
(Zip Code)

(800) 923-3725
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	KAR	New York Stock Exchange

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 12, 2020, ADESA, Inc. (“ADESA”), a subsidiary of KAR Auction Services, Inc. (the “Company”), completed its previously announced acquisition of BacklotCars, Inc. (“BacklotCars”). Pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), by and among ADESA, Showroom Merger Sub, Inc., a subsidiary of ADESA (“Merger Sub”), the Company, BacklotCars, and Shareholder Representative Services LLC, as the securityholders representative, Merger Sub merged with and into BacklotCars, with BacklotCars continuing as the surviving corporation and as a wholly-owned subsidiary of ADESA (the “Merger”).

As a result of the Merger and pursuant to the terms of the Merger Agreement, each outstanding share of BacklotCars common stock and preferred stock (other than those shares of common stock or preferred stock held by BacklotCars) was converted into the right to receive an amount in cash as set forth in the Merger Agreement. The approximate aggregate consideration for the Merger was $425 million.

The foregoing description of the Merger does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 8, 2020, and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On November 12, 2020, the Company issued a press release (the “Press Release”) announcing the completion of the Merger. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

    (d) Exhibits

    EXHIBIT NO.        DESCRIPTION OF EXHIBIT

99.1            Press Release dated November 12, 2020.

104            Cover Page Interactive Data File - the cover page XBRL tags are embedded within the
Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: November 12, 2020                KAR Auction Services, Inc.

By: /s/ Eric M. Loughmiller
Eric M. Loughmiller
Executive Vice President and Chief
Financial Officer